                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           Video Display Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                    VIDEO DISPLAY CORPORATION~rtf0828.tmp
                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 1996
               __________________________________________________


     The Annual Meeting of Shareholders of Video Display Corporation (the Company") will be held on Friday, September 20, 1996, at 9:00 a.m., local time, at the Hampton Inn, 1737 Mountain Industrial Blvd., Stone Mountain, Georgia, for the following purposes:

      1. To elect five directors to serve until the next Annual Meeting of Shareholders.

      2.  To approve the 1996 Stock Option Plan.

      3. To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

     Only shareholders of record at the close of business on June 20, 1996, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

                                           By Order of the Board of Directors,


                                           Carol D. Franklin
                                           Chief Financial Officer and Secretary


Tucker, Georgia
June 21, 1996

                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS
                        to be held on September 20, 1996
               __________________________________________________


Information Concerning the Solicitation

          This Proxy Statement, which is first being mailed to shareholders on or about July 26, 1996, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on September 20, 1996, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 1996 Annual Report to Shareholders, including financial statements for the year ended February 29, 1996, accompanies this Proxy Statement.

          The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

          Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

          The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.


Shareholders' Proposals for Next Annual Meeting

          Shareholder proposals intended to be presented in the proxy materials relating to the 1997 Annual Meeting of Shareholders must be received by the Company on or before March 15, 1997.

Outstanding Voting Securities

          The Company has one class of Common Stock, no par value ("Common Stock"), of which 3,907,413 shares were issued and outstanding on June 20, 1996. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on June 20, 1996, are entitled to vote at the meeting.

                             ELECTION OF DIRECTORS

          Five directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five (5) persons named below as nominees.

          If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

          All of the nominees are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:

         NAME           AGE       PRESENT POSITION WITH THE COMPANY
- ----------------------  ---       ----------------------------------
Ronald D. Ordway         54       Chairman of the Board,
                                  Chief Executive Officer and Director

Alfred J. Kenerleber     73       President, Chief Operating Officer
                                  and Director

Murray Fox               62       Chief Executive Officer of Fox
                                  International, Ltd., Inc. (a subsidiary
                                  of the Company)

John McQueen             75       Director

Carleton E. Sawyer       67       Director


          Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

          Mr. Kenerleber is a founder of the Company and has served as President, Chief Operating Officer and as a Director since 1980. Since 1948, he has been involved in all aspects of the CRT industry from engineering design to "hands on" production.

          Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquistion of Fox in 1988.

          Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. He is currently a consultant for the Company's AWACS program.

          Mr. McQueen was elected a Director of the Company in 1986. Mr. McQueen served as the President of Southwest Vacuum Devices, Inc. until 1990, and currently acts as a consultant to the Company specializing in the engineering and manufacture of electron gun mount devices.

          All directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 18, 1995, and their terms of office expire at the next Annual Meeting of Shareholders.

          ELECTION OF EACH OF THE FIVE NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

          The Company's policy is to pay to directors, who are not also officers of the Company, $200 per meeting attended, plus reimbursement of travel expenses.

Committees of the Board of Directors and Meeting Attendance

          The Board held four meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee comprised of three members. In May 1996, the Board of Directors formalized a Compensation Committee consisting of two members. The Compensation Committee, formed subsequent to the Fiscal Year 1996, consists of Ronald D. Ordway and John McQueen, and it has not met formally to date. The Committee was formed in conjunction with the approval of the 1996 Stock Option Plan with the intent of administration of that Plan. The Board does not have a separate nominating committee.

          The members of the Audit Committee are Ron Ordway, Carleton Sawyer and John McQueen. The Audit Committee met one time during the last fiscal year.
The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

          During fiscal year 1996, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

                             COMMON STOCK OWNERSHIP

          The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 20, 1996 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:

NAME AND ADDRESS OF BENEFICIAL OWNER  NUMBER OF SHARES (a)    PERCENT OF CLASS
- ------------------------------------  --------------------    ---------------
Ronald D. Ordway                          1,898,107(b)               48.6%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

Alfred J. Kenerleber                        364,740(c)                6.8%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

John McQueen                                 25,000                    (d)
1230 West Ina Road
Tucson, AZ  85704

Carleton Sawyer                                  --                    (d)
Rural Route 1 Box 512C, Streater
 Wood Road
Rumney, New Hampshire  03266

AT&T Master Pension Trust                   204,000                   5.2%
The Northern Trust Co., as
 Trustee
50 South LaSalle St.
Chicago, Illinois  60675

Kennedy Capital Management, Inc.            342,100                   8.8%
425 N. New Ballas Rd., Suite 181
St. Louis, MO  63141

Kenneth Lirtzman                             25,000(e)                (d)
1565 Shields Drive
Waukegan, Illinois  60085

Murray Fox                                   25,000(f)                (d)
23600 Aurora Road
Bedford Heights, Ohio  44146

All Executive Officers and                2,337,847(g)               59.8%
 Directors
as a group (6 persons)

(Please see notes on next page)

(Notes to Common Stock Ownership Table on Page 5.)

(a) Information relating to beneficial ownership of Common Stock is based upon information furnished by each five percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.
(b) Includes 602,500 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, of which 402,500 are held as custodian for Jonathan R. Ordway, son of Ronald D. Ordway, and 600,000 owned by Jonathan R. Ordway.
(c) Includes 100,000 shares subject to exercisable stock options; 50,000 by Alfred J. Kenerleber and 50,000 by Carol Kenerleber, an employee of the Company and wife of Alfred J. Kenerleber.
(d)  Less than one percent.
(e)  Includes 25,000 shares subject to exercisable stock options.
(f)  Includes 25,000 shares subject to exercisable stock options.
(g)  Includes 45,000 shares subject to exercisable stock options.
___________________________

                               EXECUTIVE OFFICERS

  The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 1996, along with certain information including their ages and positions with the Company:

       NAME          AGE   PRESENT POSITION WITH THE COMPANY       OFFICER SINCE
       ----          ---   ---------------------------------       -------------
Ronald D. Ordway      54         Chairman of the Board,                   1975
                              Chief Executive Officer and
                                      Director

Alfred J. Kenerleber  73       President, Chief Operating                 1980
                                 Officer and Director

Carol D. Franklin     35      Chief Financial Officer and                 1995
                                      Secretary

Murray Fox            62      Chief Executive Officer of                  1988
                              Fox International Ltd., Inc.

Ken Lirtzman          47   President, Vanco International, Inc.           1989


  All of the executive officers of the Company have been employed by the Company and have served as officers of the Company for at least the last five years, except Ms Franklin who was appointed Secretary in August 1995. Ms Franklin has been employed by the Company for seven years and served as the Company's Controller until April 1996 when she was appointed Chief Financial Officer. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

                          TRANSACTIONS WITH AFFILIATES

  During fiscal year 1996, the Company leased three of its manufacturing facilities and certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:


                    LESSOR AND AFFILIATES'   ANNUAL BASE
 FACILITY             INTEREST IN LESSOR         RENT     EXPIRATION OF LEASE
- ----------          ----------------------   -----------  -------------------

Corporate              Ronald D. Ordway          $173,000     October 31, 1998
Headquarters,
Warehouse,
Tucker, Georgia

Warehouse,            Ronald D. Ordway           $120,000     December 31, 1966
Stone Mountain,
Georgia

Warehouse,            Ronald D. Ordway           $120,000     December 31, 2005
Tucker, Georgia

Warehouse and         American                   $178,000     April 30, 2001
Office,               National Bank Trustee
Waukegan, Illinois    for a Trust of which
                      Ronald D. Ordway and
                      Murray Fox each own a
                      16.67% beneficiary
                      interest, and Kenneth
                      Lirtzman owns a
                      5.4% beneficiary
                      interest

Warehouse and         Murray Fox                 $ 48,000     Month to Month
Office,
Chicago, Illinois


  The Board believes that the terms of the leases are reasonable and in the best interest of the Company.


Teltron Technologies, Inc.

  During fiscal 1994, Ronald D. Ordway incorporated a new company known as Teltron Technologies, Inc. (TTI). In August 1993, TTI purchased from Meridien Bank the outstanding secured indebtedness of Teltron, Inc., an insolvent customer of the Company, which gave effective control of Teltron, Inc., assets to TTI.

  The Company had sales to TTI of $299,000, $195,000 and $112,000 for the years ended February 29, 1996, February 28, 1995, and 1994, which generated gross profits of approximately $117,000, $61,000 and $35,000, respectively. In addition the Company advanced funds for operating expenses to TTI for fiscal years ended 1996 and 1995 of $184,000 and $26,000, respectively. The balances owed by TTI to the Company were $558,000 and $59,000 as of February 29, 1996 and February 28, 1995, respectively.

  In April 1996 the Company announced that it intended to exercise its option to acquire TTI from the Company's CEO and principal shareholder for a total purchase price of $962,497, consisting of $62,497 in cash and $900,000 in a demand note payable. The transaction will be accounted for by the purchase method of accounting.


Officers and Shareholders

During fiscal 1996, the Company borrowed and repaid $200,000 from the CEO. The borrowings were under the terms of an unsecured demand note bearing interest at prime plus 1%.

The Company has a demand note bearing interest at prime plus 1% payable to Murray Fox. As of February 29, 1996, there was $220,000 outstanding under this
note.   During 1996, the Company repaid an additional $80,000 borrowed in the previous year from this shareholder and officer.


                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

  The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who were serving as executive officers at the end of fiscal year 1996 and whose annual salary and bonus exceeds $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                             ANNUAL COMPENSATION            COMPENSATION     ALL OTHER
                                     ------------------------------------   ------------    ------------
                                                                 OTHER                       ALL OTHER
        NAME AND                     SALARY         BONUS       ANNUAL        OPTIONS/      COMPENSATION
  PRINCIPAL  POSITION     YEAR        ($)            ($)     COMPENSATION     SARS (#)        ($)(2)
  -------------------     ----       ------         -----    ------------     --------      ------------
Ronald D. Ordway          1996      150,000                                                     1,202
Chairman of the Board,    1995      100,000
 and Director             1994      120,000       50,000(3)


A.J. Kenerleber           1996      150,000                                   50,000(4)         1,298
President, COO and        1995      100,000
 Director                 1994      120,000       50,000(3)


Murray Fox                1996      140,000                                                     1,414
CEO-Fox International     1995      140,000
  Ltd., Inc.              1994      130,000                                    5,000(5)


Kenneth Lirtzman          1996      135,000                                                     1,832
President-Vanco           1995      126,000       54,000(6)                    5,000(5)
  International, Inc.     1994      121,000       55,000(6)                    5,000(5)
- -------------

(Please see Notes on Next Page)

(Notes to Summary Compensation Table on Page 8)

(1) For 1994 and 1993, no amounts of "Other Annual Compensation" were paid to each Named Executive Officer, except for perquisites and other personal benefits, securities or properties which for each Named Executive Officer did not exceed the lesser of $50,000 or ten percent of such individual's salary plus annual bonus.

(1) Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

(3)  Corporate earnings performance bonus.

(4)  Issued in recognition of exceptional contributions to the Company.

(5) Issued in conjunction with employment agreements entered into in conjunction with acquisition of respective companies.

(6) Bonus paid in conjunction with employment agreement entered into in conjunction with acquisition of respective companies.
_________________________________


Option/SAR Grants in Last Fiscal Year

  The following table sets forth certain information concerning Options/SARs granted during fiscal year 1996 to the Named Executive Officers:

                                OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                              |    POTENTIAL REALIZABLE
                                                                              |    VALUE OF ASSUMED
                                                                              |     ANNUAL RATES OF
                                                                              |       STOCK PRICE
                               INDIVIDUAL GRANTS                              |    APPRECIATION FOR
                                                                              |       OPTION TERM
- ------------------------------------------------------------------------------------------------------
                                          % OF TOTAL
                                         OPTIONS/SARS
                       OPTIONS/SARS       GRANTED TO         EXERCISE
                         GRANTED          EMPLOYEES IN         PRICE       EXPIRATION
      NAME               (#)S            FISCAL YEAR       ($/SHARE)(1)     DATE          5%($)      10%($)
      ----             -----------     --------------       -----------   ----------     ------     --------
Alfred J. Kenerleber   50,000(2)               50%              $2.        6/28/2005     $63,000    $159,000
- ------------

(1) Represents to closing price on the grant date of the Company's Common Stock reported on The Nasdaq Stock Market.

(2) Such options were granted to Mr. Kenerleber in recognition of exceptional contribution to the Company.
  These options are exercisable on June 28, 1996.
____________

Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values

      Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in fiscal year 1996 and in prior years under the Company's Employee Stock Option Plan to the Named Executive Officers and held by them as of February 29, 1996. No options were exercised by the Named Executive Officers during fiscal year 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SARVALUES

                                                         NUMBER OF         VALUE OF UNEXERCISED
                               SHARES                   UNEXERCISED            IN-THE MONEY
                              ACQUIRED                 OPTIONS/SARS AT        OPTIONS/SARS AT
                                 ON        VALUE      FISCAL YEAR-END(#)   FISCAL YEAR-END ($)(1)
                              EXERCISE    REALIZED     EXERCISABLE (E)        EXERCISABLE (E)
          NAME                  (#)         ($)       UNEXERCISABLE (U)      UNEXERCISABLE (U)
- -------------------------   -----------   --------   -------------------   ----------------------

A. J. Kenerleber                 --           --          50,000(U)              $112,500 (U)

Murray Fox                       --           --          25,000(E)              $(64,400)(E)

Kenneth Lirtzman                 --           --          25,000(E)               $(5,250)(E)
_______________________________

(1)  Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 29, 1996 being $4.25.


Compensation Committee Report on Executive Compensation

  The Board has furnished the following report on Executive Compensation:

  During fiscal year 1996, the Company did not have a separate Compensation Committee. Subsequent to year-end, a Compensation Committee was formed for the purpose of administering the 1996 Stock Option Plan. Mr. Ordway and Mr. McQueen will comprise that committee. The base salary for Messrs. Ordway and Kenerleber was determined by Mr. Ordway, as Chairman of the Board. For all executive officers, base salary was determined based on prior compensation with adjustments for cost of living increases, changes in job responsibility and job performance.

                                 Members of the Board of Directors

                                      Ronald D. Ordway
                                      Alfred J. Kenerleber
                                      Murray Fox
                                      John McQueen
                                      Carleton E. Sawyer

Compensation Committee Interlocks and Insider Participation

  During the 1996 fiscal year, the Company did not have a Compensation Committee of the Board of Directors. The current members of the Board are Messrs. Ordway (Chairman), Kenerleber, McQueen, Fox and Sawyer. Messrs. Ordway, Kenerleber and Fox served as executive officers of the Company, and Mr. McQueen served as a consultant to the Company, during the 1996 fiscal year.

                         COMPENSATION PURSUANT TO PLANS

  In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 4% of gross compensation contributed by the employee. For the year ended February 29, 1996, the Company elected to match 50% of the first 2% of gross compensation contributed by each employee.

  The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant. See the attached proposal to approve the 1996 Stock Option Plan.

                            SECTION 16(A) REPORTING

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securties and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 29, 1996, all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.


                               PERFORMANCE GRAPH

  The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 1996, and reinvestment of all dividends).

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                PERFORMANCE GRAPH FOR VIDEO DISPLAY CORPORATION




- ---------------------------------------------------------------------------------------------
                                                 LEGEND
CRSP Total Returns Index for:  02/28/91  02/29/92  02/28/93  02/28/94  02/28/95  02/29/96
- -----------------------------  --------  --------  --------  --------  --------  --------
Video  Display Corporation      100.0      91.1     117.8      60.0      34.4      75.6
Nasdaq Stock Market
(US Companies)                  100.0     142.7     152.0     179.8     182.3     254.0
Nasdaq Electronic Components
Stocks                          100.0     142.7     208.1     263.6     309.4     455.6
SIC 3670-3679  US & Foreign
- ------
Notes:
A.  The lines represent nomthly index levels derived form compounded daily returns that include all dividends.
B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
C:  If the monthly intercal, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.  The index level for all series was set to $100.00 on 02/28/91.
- ---------------------------------------------------------------------------------------------

  Total return calculations for the NASDAQ Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is currently composed of the approximately 116 companies, including the Company, in the Standard Industrial Classification ("SIC") Code Group 367 for electronic components. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index, SIC Code Group 367, will be provided to any
shareholder upon request to the Secretary of the Company.        Produced on
05/30/96, including data to 02/29/96.

                                    PROPOSAL

                       TO APPROVE 1996 STOCK OPTION PLAN


     In May 1996, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the 1996 Stock Option Plan (the "Plan"), under which 500,000 shares of Common Stock have been reserved and subject to issuance under the plan. No options have been granted under the Plan as of June 21, 1996.

     AT THE ANNUAL MEETING, THE STOCKHOLDERS OF THE COMPANY WILL BE REQUESTED TO CONSIDER AND APPROVE THE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

     A summary of the principal provisions of the Plan is set forth below and is qualified in its entirety by reference to the Plan. A copy of the complete Plan is available from the Company's Secretary upon request.

PURPOSE OF THE PLAN.

     The Plan is intended to (a) provide an incentive to employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding employees.

STOCK SUBJECT TO THE PLAN.

     The Company has reserved an aggregate of 500,000 shares of Common Stock for issuance under the Plan. If, prior to the termination of the Plan, options granted expire or terminate for any reason without having been exercised in full, or shares issued under the Plan are reacquired by the Company pursuant to provisions of the Plan, such shares (or unpurchased shares subject to option) will again become available for issuance under the Plan.

ADMINISTRATION OF THE PLAN

     The Plan is administered by the Compensation Committee (the "Committee")
appointed by the Board of Directors of the Company.   The Committee consists of
not fewer than two (2) disinterested directors, as defined in subparagraph
(d)(3) of Rule 16b-3, as in effect from time to time, under the 1934 Act. The Board of Directors may from time to time remove members or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee acts as the Plan Administrator and, subject to the terms and conditions of the Plan, the Committee shall have exclusive authority to select the times when and the employees to whom options may be granted, to determine whether options granted under the Plan shall be incentive stock options or non-qualified stock options, and to determine the terms and conditions of option agreements, the number of shares of Common Stock to be acquired by the exercise of options, the option price and term during which options may be exercised.

ELIGIBILITY AND LIMITS.

     Options may be granted to employees of the Company or its affiliates. No option shall be granted to an employee who, at the time the option is granted, owns capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company, unless such option is exercisable for a term of five (5) years or less and has an exercise price of not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted. An "employee" shall include both officers and directors who are full-time or part-time employees of the Company or its affiliates. The term "affiliate" shall mean any parent or subsidiary of the Company in an unbroken chain of corporations in which each corporation in the chain owns fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain. Subject to the foregoing, receipt of stock options under any other stock option plan maintained by the Company or any affiliate shall not, for that reason, preclude an employee from receiving options under the Plan.

TERMS, CONDITIONS AND EXERCISE OF OPTIONS

     At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan, as amended and restated, is adopted or the date such Plan is approved by the Company's stockholders, whichever is earlier.

     Options shall be in such form, and on such terms and conditions as the Committee shall from time to time approve, subject to the following terms and conditions:

     (a) An option shall state the number of shares of Common Stock to which it relates and no fractional shares of Common Stock shall be issued.

     (b) The option price per share of Common Stock issuable upon exercise of an incentive stock option shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of such grant to a participant who is not an over ten percent (10%) owner. With respect to each grant for an incentive stock option to a participant who is an over ten percent (10%) owner, the exercise price shall not be less than one hundred ten percent (110%) of the fair market value on the date the option is granted.

     (c) The option price per share of Common Stock issuable upon the exercise of a non-qualified stock option shall be determined by the Committee; provided, however, that in no event shall such price be less than the lower of (i) fifty percent (50%) of the book value per share of Common Stock as of the end of the fiscal year immediately preceding the date of grant, or (ii) twenty-five percent (25%) of the fair market value per share of Common Stock on the date of such grant.

     (d) Notwithstanding any other provision of the Plan, the term of an option shall not be more than ten (10) years from the date such option is granted. Incentive stock options granted to more than ten percent owners shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Committee may specify a shorter term and state such term in the Stock Option Agreement.


     Agreements granting options under the Plan shall be in writing, duly executed and delivered by or on behalf of the Company and the employee and shall contain such terms and conditions as the Committee deems advisable. If there is any conflict between the terms and conditions of any option agreement and the Plan, the terms and conditions of the Plan shall control.

     An employee electing to exercise an option shall give written notice to the Company of such election and of the number of shares of Common Stock that he has elected to acquire. An employee shall have no rights of a stockholder with respect to shares of Common Stock to be acquired by the exercise of an option until the issuance to him of a certificate representing said shares. The exercise date will be the date the Company receives the employee's written notice of exercise. The date on which the shares are issued will be the date on the certificate representing such shares; generally, the Company will give instructions to its transfer agent so that the date on the certificate will be the date the Company has received both written notice of exercise and payment. The date on the certificate will be the date on which the shares are deemed "transferred" to the employee for tax purposes.

     The option price shall be payable upon exercise of an option and shall be paid in any form or manner authorized by the Committee in the grant of an option or by amendment thereto, including, but not limited to, cash or, if grant of the option provides: (i) by cancellation of indebtedness of the Company to the employee; (ii) by surrender of shares of Common Stock of the Company that have been owned by the employee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by the employee in the open public market, having a fair market value equal to the exercise price of the option;
(iii) by instructing the Company to withhold shares otherwise issuable pursuant to an exercise of the option having a fair market value equal to the exercise price of the option (including the withheld shares); (iv) by waiver of compensation due or accrued to the employee for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the employee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the employee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the employee and an NASD Dealer whereby the employee irrevocably elects to exercise the option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (vii) by any combination of the foregoing. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the employee. If shares of Common Stock are tendered as payment of the option price, the value of such shares shall be their fair market value as of the date of exercise. If such tender would result in the issuance of fractional shares of Common Stock, the Company shall instead require an additional amount that will result in the issuance of another whole share.

NON-TRANSFERABILITY OF OPTIONS

     No option under the Plan shall be sold, assigned, pledged, encumbered or otherwise transferred by the employee who is granted such option, except that options may be transferred by will or by the laws of descent and distribution.

RESTRICTIONS ON DISPOSITION OF STOCK

     Shares of Common Stock acquired by an employee pursuant to the exercise of an option under the Plan are subject to such restrictions on disposition as the Committee may provide in the grant of the option. Unless such restrictions are set forth in the grant of the option, shares of the Company's Common Stock purchased upon exercise of options granted under the Plan may be resold freely by non-affiliates (provided that this Registration Statement is in effect at the time of resale).


RESALE OF SHARES BY AFFILIATES

     Any optionee deemed to be an "affiliate" of the Company, within the meaning of the 1933 Act and the rules and regulations promulgated thereunder, may not sell shares acquired upon exercise of options granted under the Plan unless such shares have been separately registered by the Company under the 1933 Act for resale by such optionee or an exemption from registration under the 1933 Act is available. Rule 144, promulgated under the 1933 Act, which contains limitations on the manner of sale and the amount of shares that may be sold, provides an exemption from registration under the 1933 Act. An employee who is not an officer or a director of the Company generally would not be deemed an "affiliate" of the Company.

DIRECTORS-SECTION 16(B) LIABILITY

     Section 16(b) of the 1934 Act provides, generally, that any profit realized by a director of the Company from the purchase and sale or sale and purchase of any equity security of the Company within any six-month period is recoverable by the Company. With respect to options granted under the Plan, the grant of the option will generally constitute a "purchase" and the sale of shares received pursuant to the Plan will generally constitute a sale for purposes of Section 16(b). The surrender of shares of Common Stock previously owned to acquire
additional shares by exercise of an option will not constitute a "sale."   The
Company believes that the Plan meets the requirements of Section 16(b)(3) of the 1934 Act and, accordingly, the acquisition of an option by a director of the Company will be exempt from the operations of Section 16(b).


DEATH, TERMINATION OF EMPLOYMENT, TRANSFERABILITY

     The individual option agreements provide that options must, except in cases involving an employee's death or disability, be exercised by the employee while an employee of the Company or within three (3) months after termination of employment. If an employee becomes disabled or dies while in the employ of the Company prior to the expiration of his option, the employee or his executor, personal representative or beneficiary, as the case may be, has the right to exercise the option to the extent the employee could have exercised the option at the time of his disability or death, or at any time within twelve (12) months from the date of disability or death.

     Neither the Plan nor any option agreement shall impose any obligation on the Company or any subsidiary to continue to employ any employee.

ADJUSTMENT OF OPTION SHARES

     Upon any subdivision or combination of the issued shares of Common Stock, a stock dividend in shares of Common Stock, or any other increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments shall be made to the number of shares of Common Stock reserved for the grant of options and the number of shares reserved for issuance upon exercise and the exercise price of each outstanding option. In the event of a merger, consolidation or other reorganization of the Company, or tender offer, the Committee may make such adjustments with respect to any outstanding options, or take such other action as it deems necessary or appropriate to reflect or anticipate such event, including, without limitation, the substitution of new options, the termination or adjustment of outstanding options, the acceleration of options, or the removal of restrictions on outstanding options.

FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. Options granted under the Plan are intended to be either non-qualified (non-statutory) stock options or "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is not a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor is it an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     Schnader Harrison Segal & Lewis, counsel to the Company, has provided the Company with the following general description of the Federal income tax consequences of the grant and exercise of options and the sale of option shares. These consequences will vary depending upon, among other factors, whether the optionee pays the exercise price with shares or with consideration other than shares. Each optionee is urged to consult his own tax advisor regarding his participation in the Plan.

  1.   Grant.  An optionee will recognize no taxable income upon the grant of an
       -----
incentive stock option or upon the grant of a non-qualified stock option.

  2.   Exercise of an Incentive Stock Option.  An optionee generally will not
       -------------------------------------
recognize taxable income upon the exercise of an incentive stock option. However, the "Option Spread" (i.e., the amount by which the fair market value of the shares acquired exceeds, at the time of exercise, the exercise price) generally will constitute an item of tax preference for purposes of the "alternative minimum tax" of Section 55 of the Code. An optionee who incurs an alternative minimum tax liability with respect to an exercise of an incentive stock option will be entitled, under the Code, to a tax credit which can be carried forward indefinitely and applied against the optionee's regular tax liability in such year as the optionee may be subject to the regular tax.

  3.   Exercise of a Non-Qualified Stock Option.  Ordinary income will be
       ----------------------------------------
recognized on the exercise of a non-qualified stock options if shares received on the exercise are not subject to the restrictions on disposition or obligation of resale imposed under the Plan or to other restrictions which make the shares "non-transferable" or subject to a "substantial risk of forfeiture" under
Section 83 of the Code. Such income will be recognized as ordinary income on the date the shares are "transferred" to the optionee to the extent that the market value of the shares on such date exceeds the exercise price. A substantial risk of forfeiture generally exists, for example, if an employee must sell stock back to his employer at its original cost on termination of employment prior to the performance of substantial future services. Stock will become "substantially vested" when it is either transferable or is not subject to a substantial risk of forfeiture. The holding period for determining long-term capital gain on shares purchased by the optionee begins on the date the shares are transferred to the optionee, and the basis of the shares will equal the market value of the shares on such date. Shares will be treated as having been transferred to an optionee on the date the shares are issued to such optionee, which date generally will be the date of exercise of the option.

       In the case of shares which are subject to the restrictions on disposition and obligation of resale imposed under the Plan or to other restrictions which make the shares "non-transferable" and subject to a "substantial risk of forfeiture" under Section 83 of the Code, the optionee generally will not recognize gain taxable as ordinary income until the date on
which such restrictions lapse.   The amount of the gain on such date will equal
the amount by which the market value of the shares on such date exceeds the exercise price. The holding period for determining long-term capital gain on shares purchased by the optionee begins on such date, and the basis of the shares will equal the market value of the shares on such date.

       As an alternative to the result described in (3), an optionee who exercises an option may elect, within a period not later than 30 days of the date of exercise, to treat the shares as not subject to a substantial risk of forfeiture and thus recognize ordinary income for the year in which the shares are exercised to the extent of the difference, if any, between the fair market
value of the shares on the date of exercise and the exercise price.   Once the
election is made it may not be revoked without the consent of the Secretary of
the Treasury.   If such an election is made, any appreciation in the value of the shares occurring subsequent to the date of transfer will be eligible for capital gain treatment, and in the event of a forfeiture of the shares under the Plan subsequent to the election, the optionee will not be allowed a deduction in
respect of such forfeiture.   The holding period for determining long-term
capital gain on shares purchased by an optionee who makes such an election begins on the date of transfer, and the basis of the shares will be an amount equal to their market value on the date of transfer.

  4.   Sale of Shares Acquired Upon the Exercise of Incentive Stock Options.
       --------------------------------------------------------------------
Gain or loss realized on the sale of Common Stock acquired upon the exercise of an incentive stock option will be measured, other than for purposes of the alternative minimum tax, by the difference between the exercise price of the incentive stock option and the amount realized on the sale. Such gain or loss will be treated as long-term capital gain or loss if the shares are not sold within two years of the grant of the incentive stock option and one year of its exercise.

       If the shares acquired on the exercise of an incentive stock option are sold prior to the satisfaction of both the two-year and one-year holding periods, the sale will be considered a "disqualifying disposition," and a portion of any gain recognized on the sale will be taxed as compensation income rather than as capital gain. In general, the amount of compensation would equal the excess of the fair market value of the Common Stock on the date the incentive stock option was exercised (or, if lower, the amount realized on the sale) over the exercise price of the incentive stock option. However, in the case of an optionee subject to Section 16(b) of the 1934 Act, the compensation portion generally would be calculated using the fair market value of the shares on the date the shares are no longer subject to the trading restrictions of
Section 16(b) of the 1934 Act rather than the fair market value on the date of exercise. Any gain in excess of the compensation portion would be treated as a capital gain and would be long-term or short-term depending on whether the sale occurred more than one year after the date of exercise.

       Under the Code, a basis adjustment applies for purposes of the alternative minimum tax in the case of stock acquired pursuant to the exercise of an incentive stock option. Specifically, the option spread is added to the basis of such stock in determining gain or loss, for purposes of the alternative minimum tax, on any disposition of such stock.

  5.   Sale of Shares Acquired Upon Exercise of Non-Qualified Stock Options.  If
       --------------------------------------------------------------------
the shares acquired upon the exercise of an option are sold subsequent to the date on which ordinary income is recognized as discussed above, any gain or loss on such sale will be a capital gain or loss to the extent of the difference between the basis of the shares and the amount realized on the sale of the shares. The Optionee's basis in the shares will equal the market value of the shares on the date ordinary income is recognized with respect to the non-qualified stock option under the rules discussed above. An optionee's holding period begins on the date ordinary income is recognized with respect to the non-qualified stock option under the rules discussed above. If the optionee's holding period prior to the sale is more than one year, any capital gain or loss on the sale will be long-term capital gain or loss.

  6.   Exercise of Incentive Stock Options with Shares.  An optionee will
       -----------------------------------------------
recognize no gain or loss on the surrender of shares to exercise an incentive stock option, provided the shares surrendered were not acquired pursuant to the exercise of an incentive stock option or, if so acquired, provided both the two-year and one-year holding periods applicable to such shares were satisfied at the time the shares were surrendered. Regulations setting forth the holding period and basis which apply to shares acquired upon the exercise of an incentive stock option with shares have been adopted.

  7.   Exercise of Non-Qualified Stock Options with Shares.  Some but not all of
       ---------------------------------------------------
the Federal income tax consequences of an optionee's use of shares as payment for all or a portion of the exercise price of a non-statutory stock option are
set forth in a ruling published by the Internal Revenue Service in 1980.   Under
the ruling, one set of tax consequences applies to those shares received which are equal in number to the number of shares surrendered and another set of tax consequences applies to those shares received which are in excess of the number of shares surrendered.

       The ruling provides that if an optionee pays the exercise price of an option with stock and receives shares which are not subject to restrictions which make the shares "non-transferable" or subject to a "substantial risk of forfeiture" under Section 83 of the Code, then as to those shares received which are equal in number to the number of shares surrendered:

       (i) no gain or loss will be recognized by the optionee upon the receipt of such shares or upon the surrender of shares in payment of the exercise price;

       (ii) the optionee's basis in the shares received will be the same as his basis in the shares surrendered; and

       (iii) the holding period of the shares received will include the holding period of the shares surrendered.

       To the extent the number of shares received on the exercise exceeds the number of shares surrendered and if, as in the ruling, the shares received are not subject to restrictions which make the shares "non-transferable" or subject to a "substantial risk of forfeiture" under Section 83 of the Code, then as to such excess shares:

       (i) the optionee will recognize ordinary income in an amount equal to the fair market value of the excess shares on the date such shares are transferred to the optionee;

       (ii) the optionee's basis in the excess shares will equal their fair market value on the date such shares are transferred to the optionee; and

       (iii) the holding period for such excess shares will begin on the date such shares are transferred to the optionee.

     In general, the Company will be allowed a business expense deduction to the extent that an optionee is required to recognize ordinary income pursuant to the foregoing rules.

     The foregoing is only a summary of the Federal income tax treatment of options granted and Common Stock issued under the Plan. Moreover, the applicable provisions of the Code and regulations promulgated thereunder are subject to change. Therefore, each employee should consult his own tax advisor with respect to his participation in the Plan.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP, Atlanta, Georgia, has been engaged by the Board of Directors of the Company as auditors for the Company and its subsidiaries for
the fiscal year ending February 28, 1997.   BDO Seidman, LLP served as the
company's independent auditors from January 20, 1995 through the fiscal year end. Ernst and Young, LLP served as the Company's independent auditors for the fiscal year ended February 28, 1994 and the interim period March 1, 1994 to January 20, 1995. A Form 8-K was filed January 20, 1995 reflecting the change. Management expects that a representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of Shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996, TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.


Please SIGN and RETURN the enclosed Proxy promptly.


July 26, 1996

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

                               Dated
                                     -------------------------------------------

                                                                            L.S.
                                     -------------------------------------------
                                                       Signature

                                                                            L.S.
                                     -------------------------------------------
                                               Joint Signature if applicable

                               Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

- --------------------------------------------------------------------------------

                           VIDEO DISPLAY CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
         ANNUAL MEETING FOR HOLDERS OF COMMON STOCK--SEPTEMBER 20, 1996

    The undersigned hereby constitutes and appoints R. D. Ordway and A. J. Kenerleber, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia, on Friday, September 20, 1996, at 9:00 a.m. local time, and any adjournments therof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers therof the undersigned would possess if personally present at such meeting.

MANAGEMENT         (1)  Election of Directors:
RECOMMENDS              [ ] FOR all nominees listed below           [ ] AGAINST                 [ ] ABSTAIN
A VOTE FOR                    (except as indicated)                     all nominees below          From voting
ALL NOMINEES.

                   If you wish to vote against any individual nominee, strike a line through that individual's name in the list below:
                   RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN McQUEEN, MURRAY F and
                   CARLETON E. SAWYER

                   If you wish to abstain from voting for any individual nominee, strike a line through that individual's name below:
                   RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN McQUEEN, MURRAY FOX and
                   CARLETON E. SAWYER

                   (2) Approval of the 1996 Stock Option Plan:
                       [ ] FOR the 1996 Stock Option Plan           [ ] AGAINST                 [ ] ABSTAIN

                   (3) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                       (Please sign and date on the other side and return in the enclosed envelope.)
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